                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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                            LanVision Systems, Inc.
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                (Name of Registrant as Specified In Its Charter)

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                   (Name of Person(s) Filing Proxy Statement)

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                            LANVISION SYSTEMS, INC.
                                5481 CREEK ROAD
                          CINCINNATI, OHIO 45242-4001

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 29, 2002

To the Stockholders of LanVision Systems, Inc.:

     You are cordially invited to attend the Annual Meeting of the Stockholders of LanVision Systems, Inc. to be held on May 29, 2002, at 9:30 a.m., Eastern Time, at the Founders Room of the Clarion Hotel and Suites Cincinnati, 5901 Pfeiffer Road, Cincinnati, Ohio 45242, for the following purposes:

        1. Election of five directors each to hold office until a successor is duly elected and qualified at the 2003 Annual Meeting of Stockholders or otherwise or until any earlier removal or resignation; and

        2. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 1, 2002 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          J. BRIAN PATSY
                                          President and Chief Executive Officer
Cincinnati, Ohio
April 12, 2002

                                   IMPORTANT
A PROXY STATEMENT AND PROXY ARE SUBMITTED HEREWITH. AS A STOCKHOLDER, YOU ARE URGED TO COMPLETE AND MAIL THE PROXY PROMPTLY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. THE ENCLOSED ENVELOPE FOR THE RETURN OF THE PROXY REQUIRES NO POSTAGE IF MAILED IN THE USA. STOCKHOLDERS OF RECORD ATTENDING THE MEETING MAY PERSONALLY VOTE ON ALL MATTERS THAT ARE CONSIDERED IN WHICH EVENT THE SIGNED PROXIES ARE REVOKED. IT IS IMPORTANT THAT YOUR SHARES BE VOTED. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

                            LANVISION SYSTEMS, INC.
                                5481 CREEK ROAD
                          CINCINNATI, OHIO 45242-4001

                                PROXY STATEMENT

     The accompanying proxy is solicited on behalf of the Board of Directors ("Board") of LanVision Systems, Inc., a Delaware corporation ("Company" or "LanVision"), for use at the 2002 annual meeting of stockholders of the Company ("Annual Meeting"). The Annual Meeting will be held on May 29, 2002 at 9:30 a.m., Eastern Time, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Founders Room of the Clarion Hotel and Suites Cincinnati, 5901 Pfeiffer Road, Cincinnati, Ohio 45242. All holders of record of the Company's common stock, par value $.01 per share ("Common Stock"), on April 1, 2002, the record date, will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, the Company had 8,913,947 shares of Common Stock outstanding and entitled to vote. A majority, or 4,456,974, of these shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.

     The proxy card, this Proxy Statement, and the Company's 2001 Annual Report to Stockholders will be mailed to stockholders on or about April 26, 2002.

VOTING RIGHTS AND SOLICITATION OF PROXIES

     Stockholders are entitled to one vote for each share of Common Stock held. Shares of Common Stock may not be voted cumulatively.

     The shares represented by all properly executed proxies which are timely sent to the Company will be voted as designated and each proxy not designated will be voted affirmatively. Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before the shares subject to the proxy are voted by notifying the Corporate Secretary of the Company in writing or by attendance at the meeting and voting in person.

     The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers, and other employees of the Company by personal interview, telephone, or facsimile. No additional compensation will be paid for such solicitation. The Company will request brokers and nominees who hold shares of Common Stock in their names to furnish proxy materials to beneficial owners of the shares and will reimburse such brokers and nominees for the reasonable expenses incurred in forwarding the materials to such beneficial owners.

     The Company's bylaws provide that the holders of a majority of all of the shares of Common Stock issued and outstanding and entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Shares that are voted "FOR", or "AGAINST", as applicable, with respect to a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting with respect to such matter. If a broker, bank, custodian, nominee, or other record holder of shares indicates on a proxy that it does not have the discretionary authority to vote certain shares on a particular matter ("broker non-vote"), then those shares will not be considered entitled to vote with respect to that matter, but will be counted in determining the presence of a quorum.

     All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy how the shares are to be voted with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If the stockholder fails to so specify, except for broker non-votes, the shares will be voted "FOR" the election of the Board's nominees as directors.

     J. Brian Patsy and Eric S. Lombardo, the co-founders and two of the directors of the Company, together beneficially own 4,440,200 shares of Common Stock. Blue Chip Capital Fund Limited Partnership ("Blue Chip") beneficially owns 746,000 shares of Common Stock. Z. David Patterson, one of the directors of the Company, is

Executive Vice President of Blue Chip Venture Company, the General Partner of Blue Chip. Messrs. Patsy and Lombardo, and Blue Chip, constituting a majority of the shares necessary for a quorum to transact business at the Annual Meeting, have each indicated that they intend to vote for the election of all those nominated by the Board for election as directors. For information regarding the ownership of Common Stock by holders of more than five percent of the outstanding shares and by the management of the Company, see "Stock Ownership by Certain Beneficial Owners and Management."

     In accordance with Delaware Law, a list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting at the Founders Room of the Clarion Hotel and Suites Cincinnati, 5901 Pfeiffer Road, Cincinnati, Ohio 45242, on May 29, 2002, and for ten days prior to the Annual Meeting, between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time, at the office of the Transfer Agent, Fifth Third Bank, Corporate Trust Administration, 38 Fountain Square Plaza, Cincinnati, Ohio 45202.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     At the Annual Meeting, the stockholders will elect five directors, comprising the entire membership of the Board, each to hold office until a successor is duly elected and qualified at the 2003 annual meeting of stockholders of the Company or otherwise or until any earlier resignation or removal. Shares represented by the accompanying proxy will be voted for the election of the five nominees recommended by the Board, unless the proxy is marked in such a manner as to withhold authority to vote. All nominees for election are currently serving as members of the Board and have consented to continue to serve. If any nominee for any reason is unable to serve or will not serve, the proxies may be voted for such substitute nominee as the proxyholder may determine. The Company is not aware of any nominee who will be unable or unwilling to serve as a director.

     Provided a quorum is duly constituted at the Annual Meeting, the affirmative vote by the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required to approve the election of directors. A broker non-vote and a withheld vote are not counted for purposes of electing the directors and will have no effect on the election. A representative of the Company's Transfer Agent, Fifth Third Bank, will serve as inspector of election for the election of the directors.

NOMINEES FOR ELECTION AS DIRECTORS

     The following incumbent directors are being nominated by the Board for reelection to the Board: George E. Castrucci, Richard C. Levy, M.D., Eric S. Lombardo, J. Brian Patsy, and Z. David Patterson. THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

     George E. Castrucci, age 64, was appointed to the Board in May, 1996. Prior to his retirement in March, 1992, he served as Chairman and Chief Executive Officer of Great American Broadcasting Company, a Cincinnati, Ohio based broadcasting company, and as President and Chief Operating Officer of its parent company, Great American Communications Company. Mr. Castrucci also currently serves as a director of The Ohio National Life Insurance Company and Ohio National Financial Services, Inc.

     Richard C. Levy, age 55, was appointed to the Board in January, 2001. He serves as a Professor at the University of Cincinnati where he was the founding Chairman of the Department of Emergency Medicine. Dr. Levy is President of Medical Reimbursement, Inc., a privately held physician reimbursement company that he founded in 1984. He also serves as Chief Financial Officer of Vanguard Medical, Inc., a specialty practice group.

     Eric S. Lombardo, age 49, is a co-founder of the Company and has served as Vice President and Director of the Company or its predecessor since the Company's or its predecessor's inception in October, 1989, and as Executive Vice President of the Company or its predecessor since May, 1990. Mr. Lombardo has over 26 years of experience in the information technology industry.

     J. Brian Patsy, age 51, is a co-founder of the Company and has served as President and Director of the Company or its predecessor since the Company's or its predecessor's inception in October, 1989. Mr. Patsy was appointed Chairman of the Board and Chief Executive Officer in March, 1996. Mr. Patsy has over 28 years of experience in the information technology industry.

     Z. David Patterson, age 65, has been an Executive Vice President of Blue Chip Venture Company, the general partner of Blue Chip Capital Fund Limited Partnership, since 1992. He has served as Director of the Company or its predecessor since December, 1994.

     There are no family relationships among any of the above named nominees for director or among any of the nominees and any executive officers of the Company.

DIRECTOR COMPENSATION

     The Company currently pays Messrs. Castrucci, Levy and Patterson directors' fees of (i) $1,000 for each regularly scheduled Board meeting attended, and (ii) $1,000 per day for each special meeting or committee meeting attended on days when there are no Board meetings. Messrs. Patsy and Lombardo are officers of the Company and are not separately compensated as directors of the Company.

     Non-employee members of the Board are also eligible to participate in the Company's 1996 Non-Employee Directors Stock Option Plan (the "Directors Plan"). The Directors Plan provides for the granting of non-qualified stock options to directors who are not employees of the Company to enable the Company to attract and retain high quality non-employee directors. Options for a total of 100,000 shares of Common Stock may be granted under the Directors Plan prior to February 8, 2006. Options may be granted under the Directors Plan by the Company at such times as may be determined by the Board's Compensation Committee. Currently, 20,000 options have been granted under the Directors Plan to Mr. Castrucci, 15,000 options to Dr. Levy and 15,000 options to Mr. Patterson who has assigned his options to the Blue Chip Capital Fund Limited Partnership as required by the terms of the fund's partnership agreement. The Company also granted Mr. Castrucci an additional 5,000 options outside of the Directors Plan at the time he first agreed to serve as a director for the Company as further inducement for him to serve as a director.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The Board met seven times during fiscal year 2001 and during that same period acted two times without a meeting by unanimous written consent. Standing committees of the Board currently include an audit committee and a compensation committee. The Board does not have a nominating committee.

     In fiscal year 2001, all directors attended all meetings of the Board and all committee meetings of the committees on which such directors served during the period for which each such director has been a director, except for Mr. Patterson who was unavailable for one Board of Directors meeting.

     The non-employee directors, Messrs. Patterson (Chairman), Castrucci and Levy, are presently the members of the Audit Committee. The Audit Committee met two times during fiscal year 2001. The function of the Audit Committee is to review, with the Company's independent public accountants, the Company's management, and the Board, the Company's accounting practices and controls, financial and auditing issues, and financial reports, including recommending the Company's choice of independent public accountants, and to make recommendations on all such matters to the Board. The Audit Committee reviews the results of the examination of the Company's financial statements by the independent public accountants and the independent public accountant's opinion thereon.

     The non-employee directors, Messrs. Castrucci (Chairman), Patterson and Levy, are presently the members of the Compensation Committee. The Compensation Committee met two times during fiscal year 2001. The Compensation Committee reviews the performance of and establishes the salaries and all other compensation of the Company's executive officers. The Compensation Committee also administers the Company's 1996 Employee Stock Option Plan, the Company's 1996 Non-Employee Directors Stock Option Plan, and the Company's 1996 Stock Purchase Plan and is responsible for recommending grants of stock options under such plans, subject to the approval of the Board.

          STOCK OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of April 1, 2002, with respect to the beneficial ownership of Common Stock by: (i) each stockholder known by the Company to be the beneficial owner of more than 5% of Common Stock; (ii) each director; (iii) each Named Executive Officer listed in the Summary Compensation Table; and (iv) all directors and current executive officers as a group.

                                                                 SHARES
                                                              BENEFICIALLY      PERCENT
            NAME AND ADDRESS OF BENEFICIAL OWNER                OWNED(1)      OF CLASS(2)
            ------------------------------------              ------------    -----------
Blue Chip Capital Fund Limited Partnership(3)...............     751,000          8.42%
250 East 5th Street
Cincinnati, Ohio 45202
The HillStreet Fund, L.P.(8)................................     750,000          7.76%
300 Main Street
Cincinnati, Ohio 45202
J. Brian Patsy..............................................   2,279,200         25.57%
5481 Creek Road
Cincinnati, Ohio 45242-4001
Eric S. Lombardo............................................   2,161,000         24.24%
5481 Creek Road
Cincinnati, Ohio 45242-4001
George E. Castrucci(4)......................................      25,000             *
Richard C. Levy, M.D.(5)....................................      35,000             *
Z. David Patterson(3).......................................     751,000          8.42%
Paul W. Bridge, Jr.(6)......................................     115,587          1.29%
Donald E. Vick, Jr.(7)......................................      35,680             *
All current directors and executive officers as a group (7     5,402,467         59.90%
  persons)..................................................

---------------

* Represents less than 1%.

(1) Unless otherwise indicated below, each person listed has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. For purposes of this table, shares subject to stock options or warrants are considered to be beneficially owned if by their terms they may be exercised as of the date of mailing of this Proxy Statement or if they become exercisable within sixty days thereafter.

(2) These percentages assume the exercise of certain currently exercisable stock options and warrants.

(3) Mr. Z. David Patterson, a Director of the Company, is also Executive Vice President of Blue Chip Venture Company, the general partner of Blue Chip Capital Fund Limited Partnership. Mr. Patterson may be deemed to be the beneficial owner of such shares and shares investment power with the other officers of Blue Chip Venture Company. Includes 746,000 shares owned and 5,000 shares that are issuable upon exercise of currently exercisable options.

(4) Includes 10,000 shares owned by Mr. Castrucci and 15,000 shares that are issuable upon the exercise of currently exercisable options.

(5) Includes 30,000 shares owned by Dr. Levy and 5,000 shares that are issuable upon the exercise of currently exercisable options.

(6) Includes 45,000 shares held in trust for the benefit of Mr. Bridge's wife of which Mr. Bridge is a contingent beneficiary of the trust, 1,600 shares held in trust for the benefit of Mr. Bridge, 8,654 shares, which were acquired through participation in the 1996 Employee Stock Purchase Plan and are held of record by Mr. and Mrs. Bridge as joint tenant in common with the right of survivorship, and 56,999 shares that are issuable upon the exercise of currently exercisable options and 3,334 shares issuable in connection with outstanding stock options exercisable within the next sixty days. Mr. Bridge may be deemed to be the beneficial owner of all such shares and shares investment power with Mrs. Bridge with respect to 8,654 shares. Mr. Bridge was appointed an Executive Officer of the Company in January, 2001. See "Executive Compensation -- Employment Agreements."

(7) Includes 11,348 shares held of record by Mr. and Mrs. Vick as joint tenant in common with the right of survivorship, 5,000 shares held by Mr. Vick as custodian for his minor children, and 19,332 shares that are issuable upon the exercise of currently exercisable stock options. Mr. Vick may be deemed to be the beneficial owner of 11,348 and shares investment power with Mrs. Vick, may be deemed to be the beneficial owner of the 5,000 shares as custodian and has investment power with respect to the 5,000 shares for which he is custodian. Mr. Vick was appointed an Executive Officer of the Company in February, 2002. See "Executive Compensation -- Employment Agreements."

(8) Registrant has issued a warrant in connection with the issuance of a $6,000,000 Note to purchase 750,000 shares of Common Stock of the Company at $3.87 per share at any time through July 16, 2008.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table is a summary of certain information concerning the compensation earned during the last three fiscal years by the Company's Chief Executive Officer and the Company's three other executive officers. These individuals are collectively referred to herein as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                             COMPENSATION
                                                  ANNUAL COMPENSATION        -------------
                                             -----------------------------   STOCK OPTIONS      ALL OTHER
                                             SALARY(1)   BONUS    OTHER(2)    GRANTED(3)     COMPENSATION(4)
NAME AND PRINCIPAL POSITION(5 AND 8)  YEAR      ($)       ($)       ($)           (#)              ($)
------------------------------------  ----   ---------   ------   --------   -------------   ---------------
J. Brian Patsy                        2001    167,500    54,130      --             --             --
Chairman of the Board, Chief          2000    156,875    44,560      --             --             --
Executive Officer and President       1999    150,000    39,600      --             --             --
Eric S. Lombardo                      2001    165,400    54,130      --             --             --
Executive Vice President              2000    154,784    44,560      --             --             --
and Corporate Secretary               1999    148,000    39,600      --             --             --
Paul W. Bridge, Jr.(6)                2001    120,250    34,530      --         10,000             --
Chief Financial Officer and
  Treasurer                           2000    104,584    29,320      --         30,000             --
Donald E. Vick, Jr. (7)               2001     73,199    14,904      --             --             --
Controller and Assistant Treasurer

---------------

(1) All amounts include amounts contributed by the officers to the Company's 401(k) plan. There was no Company contribution to the plan in any years reported.

(2) Does not include perquisites and other personal benefits, the aggregate amount of which with respect to each of the Named Executive Officers does not exceed the lesser of $50,000 or 10% of the total salary and bonus reported for that year.

(3) All amounts reflect the number of options to purchase Common Stock.

(4) Term life insurance premiums were paid by the Company for the benefit of each Named Executive Officer, but only to the extent that such premiums were paid by the Company for all of its employees.

(5) For additional information on Messrs. Patsy and Lombardo see Nominees for Election as Directors.

(6) Mr. Bridge is 58 years old and was appointed an executive officer in January, 2001, prior thereto he served as the Company Controller.

(7) Mr. Vick is 38 years old and was appointed an executive officer in February, 2002, prior thereto he served as the Company Assistant Controller.

(8) All officers serve at the pleasure of the Board of Directors and are appointed annually to their current positions.

STOCK OPTIONS

     The following table sets forth information concerning the grant of stock options to each of the Named Executive Officers in fiscal year 2001.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                  POTENTIAL
                                                                                                  REALIZABLE
                                                                                               VALUE AT ASSUMED
                                                                                               ANNUAL RATES OF
                                                                                                 STOCK PRICE
                                NUMBER                                                         APPRECIATION FOR
                              OF SHARES                                                         OPTION TERM(3)
                              UNDERLYING         % OF TOTAL         EXERCISE OR                ----------------
                               OPTIONS        OPTIONS GRANTED       BASE PRICE    EXPIRATION     5%       10%
NAME                           GRANTED     IN FISCAL YEAR 2001(1)    ($/SH)(2)       DATE       ($)       ($)
----                          ----------   ----------------------   -----------   ----------   ------   -------
J. Brian Patsy..............        --                --                  --            --        --        --
Eric S. Lombardo............        --                --                  --            --        --        --
Paul W. Bridge, Jr. ........  10,000(4)             100%               0.875        2-4-11     4,824    11,882
Donald E. Vick, Jr. ........        --                --                  --            --        --        --

---------------

(1) Stock options exercisable into 10,000 shares of Common Stock were granted to all employees and Non-employee Directors of the Company as a group during fiscal year 2001.

(2) Options were granted at an exercise price equal to the fair market value per share at the date of grant.

(3) Potential realizable values are net of exercise price, but before taxes associated with exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of Common Stock, overall market conditions and the option holders' continued employment through the vesting period. This table does not take into account any appreciation in the price of Common Stock from the date of grant to date. The closing price of Common Stock on March 28, 2002 was $3.57.

(4) These options were granted on February 5, 2001, and vest as follows: 5,000 on each of February 6, 2002, 2003 and 2004. All such options will expire on the earlier of ninety days after termination of employment or February 4, 2011.

     The following table sets forth information with respect to the Named Executive Officers concerning exercises of options during fiscal year 2001 and unexercised options held as of the end of fiscal year 2001.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                                      NUMBER OF
                                                                     UNEXERCISED     VALUE OF UNEXERCISED
                                                                       OPTIONS           IN-THE-MONEY
                                           SHARES                     AT FISCAL           OPTIONS AT
                                          ACQUIRED        VALUE     YEAR-END (#)    FISCAL YEAR-END ($)(1)
                                         ON EXERCISE     REALIZED   EXERCISABLE/         EXERCISABLE/
                                             (#)           ($)      UNEXERCISABLE       UNEXERCISABLE
                                       ---------------   --------   -------------   ----------------------
J. Brian Patsy.......................         0             0            0/0                0/0
Eric S. Lombardo.....................         0             0            0/0                0/0
Paul W. Bridge, Jr. .................         0             0       56,999/25,001      62,139/64,285
Donald E. Vick, Jr. .................         0             0       15,999/12,001      17,709/29,176

---------------

(1) The closing market price for one share of Common Stock on January 31, 2002, the end of fiscal year 2001, was $3.50.

EMPLOYMENT AGREEMENTS

     The Compensation Committee of the Board of Directors has agreed to enter into new employment agreements with Messrs. Patsy and Lombardo, the terms of which have not been finalized. The agreements, which will cover the period February 1, 2002 through January 31, 2003, are expected to contain the following provisions:

          the agreement for Mr. Patsy will provide that he will serve as the Company's President and/or Chief Executive Officer throughout the term of the agreement, his base salary will be $175,875, subject to annual adjustment at the discretion of the Compensation Committee, if his employment is terminated upon certain circumstances, he will receive severance equal to his trailing twelve months total compensation, including base compensation and bonus; he is eligible to receive a bonus to be covered by the executive bonus plan but not less than $25,000; he will be subject to a non-compete provision for a period of one year following termination of employment, which period may be extended for an additional year at the discretion of the Company upon payment of additional severance pay; and the other usual and customary provisions found in executive employment agreements;

          the agreement for Mr. Lombardo will provide that he will serve as Executive Vice-president of the Company throughout the term of the agreement, his base salary will be $173,670, subject to annual adjustment at the discretion of the Compensation Committee, if his employment is terminated upon certain circumstances, he will receive severance equal to his trailing twelve months total compensation, including base compensation and bonus; he is eligible to receive a bonus to be covered by the executive bonus plan but not less than $25,000; he will be subject to a non-compete provision for a period of one year following termination of employment, which period may be extended for an additional year at the discretion of the Company upon payment of additional severance pay; and the other usual and customary provisions found in executive employment agreements.

     In addition, the employment agreements for both Mr. Patsy and Mr. Lombardo will further provide that in the event of termination by the Board without good cause, the employee terminates the employment agreement due to a material reduction in his duties or compensation or the employment agreement is terminated within one year after a change in control, the employee will be entitled to severance benefits equal to the prior twelve month total compensation. Such severance benefits are payable in a lump sum within three months after the termination date. The employment agreements will also provide that during the term of the agreement, and for a period of two years thereafter the employee will not compete with the Company in the healthcare information systems industry, including serving as an employee, officer, director, consultant, stockholder, or general partner of any entity other than the Company. In addition, the employee will agreed to assign to the Company all of his interest in any developments, discoveries, inventions, and certain other interests developed by him during the course of employment with the Company, and not to use or disclose any proprietary information of the Company at any time during or after the course of employment with the Company.

     Mr. Bridge has a severance arrangement with the Company that, in the event of a change in control resulting in the termination of employment or a decrease in pay or responsibility, or termination without cause, he is entitled to severance equal to three-fourths of his total annual compensation. Mr. Bridge also entered into a standard employment agreement similar to that described for Mr. Vick below.

     Mr. Vick, upon his initial employment with the Company, entered into a standard employment agreement that all LanVision employees enter into. The agreement has no term and employment can be terminated by the Company, at will, upon 14 day's prior written notice. The agreement contains the usual and customary provisions related to compensation, employee benefits, nondisclosure of trade secrets, research and development, restrictions on employment by a competitor, solicitation of Company employees or customers and return of company property.

COMPENSATION COMMITTEE REPORT

     For fiscal year 2001, the Compensation Committee of the Board was at all times comprised entirely of non-employee directors. The Compensation Committee met two times during fiscal 2001 and is charged with responsibility for reviewing the performance and establishing the compensation of the Company's executive officers on an annual basis. The Compensation Committee also administers the Company's 1996 Employee Stock Option Plan, the Company's 1996 Non-Employee Directors Stock Option Plan, and the Company's 1996 Stock Purchase Plan and is responsible for recommending grants of stock options under such plans, unless otherwise directed by the Board.

     The compensation plans provide, for each executive officer, an annual salary, a bonus, a potential for discretionary bonuses, stock options (excluding Messrs. Patsy and Lombardo), and severance arrangements for certain executive officers as noted above. The compensation plans for Mr. Patsy, the Company's Chief Executive Officer and President, Mr. Lombardo, the Company's Executive Vice President were virtually the same for fiscal year 2002 as they were for fiscal years 2001, except for a 6.8% increase in Mr. Patsy's and Mr. Lombardo's base salary in fiscal year 2001 and a 15% increase in the base salary of Mr. Bridge in recognition of his appointment as Chief Financial Officer. The fiscal 2000, 2001 and 2002 bonuses were calculated based upon management's ability to improve the Company's results of operations. If the results of operations target were achieved, then each Executive Officer would receive 100% of a targeted bonus amount established by the Compensation Committee for each Executive Officer. If the target was exceeded, the bonus payable would be a multiple of the excess percent. If the target was not met, the bonus payable would be reduced by a multiple of the percent missed down to the guaranteed minimum included in their employment agreements. Because management did not achieve 100% of the target in fiscal 2001, 2000 and 1999, the bonuses earned by the Executive Officers in fiscal 2001, 2000 and 1999 were less than the targeted amounts.

     The Compensation Committee believes that stock options can be an effective incentive to attract and retain Executive Officers and key employees of the Company and to encourage stock ownership by these persons so that they acquire or increase their proprietary interest in the success of the Company. The Compensation Committee has not granted any options to Messrs. Patsy or Lombardo in light of their existing substantial ownership in the Company. However, in fiscal year 2001, the Compensation Committee determined that grants of 10,000 stock options to Mr. Bridge, upon his appointment as Chief Financial Officer, under the 1996 Employee Stock Option Plan, were appropriate in furtherance of the above objectives.

                                          The Compensation Committee

                                          George E. Castrucci, Chairman
                                          Richard C. Levy, M.D.
                                          Z. David Patterson

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The following non-employee directors serve on the Compensation Committee:
George E. Castrucci, Richard C. Levy, M.D. and Z. David Patterson. No member of the Compensation Committee is or was an officer or employee of the Company or the subsidiary of the Company. No director or Executive Officer of the Company serves on any board of directors or compensation committee that compensates any member of the Compensation Committee.

AUDIT COMMITTEE REPORT

     The Audit Committee, which operates under a Charter approved by the Board of Directors, oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, which review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee is comprised of three independent (as that term is defined in the National Association for Securities Dealers, Inc.'s listing standard) non-employee directors of the Company. The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In particular, the Committee has discussed with the Company's independent auditors those matters required to be discussed by Statement on Auditing Standards No. 1 (regarding communications with audit committees).

     The Company's independent auditors also provided to the Committee the written disclosures required by Independent Standards Board Standard No. 1 (regarding independence discussions with audit committees), and the Committee discussed the independent auditors' independence with the auditors themselves.

     The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held two meetings during fiscal year 2001.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended January 31, 2002 as filed with the Securities and Exchange Commission. The Committee and the Board have also recommended the selection of Ernst & Young LLP as the Company's independent auditors for fiscal year 2002.

                                          The Audit Committee

                                          Z. David Patterson, Chairman
                                          George E. Castrucci
                                          Richard C. Levy, M.D.

                            STOCK PERFORMANCE GRAPH

     The graph below compares the cumulative total stockholder return on Common Stock with the cumulative total return on the Nasdaq US Total Return Index and on the Nasdaq Computer and Data Processing Services Stock Index for the period commencing January 31, 1997 and ending January 31, 2002, assuming an investment of $100 and the reinvestment of any dividends.

     The comparison in the graph below is based upon historical data and is not indicative of, nor intended to forecast the future performance of Common Stock.

                          LANVISION STOCK PERFORMANCE

                            STOCK PERFORMANCE GRAPH

                                   JANUARY 31,   JANUARY 31,   JANUARY 31,   JANUARY 31,   JANUARY 31,   JANUARY 31,
                                     1997(1)       1998(1)       1999(1)       2000(1)       2001(1)        2002
                                   -----------   -----------   -----------   -----------   -----------   -----------
LanVision Systems, Inc.
  Common Stock...................    $100.00       $ 64.84       $ 38.16       $ 17.54       $ 12.72       $ 49.12
Nasdaq US Total Return Index.....    $100.00       $117.99       $184.64       $288.52       $202.05       $141.91
Nasdaq Computer and Data
  Processing Services Stock
  Index..........................    $100.00       $121.16       $243.01       $390.09       $235.20       $163.03

---------------

(1) Assumes that $100.00 was invested on January 31, 1997 in Common Stock at the closing price of $7.12 per share and at the closing sales price of each index on that date and that all dividends were reinvested. No dividends have been declared on Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Pursuant to a stockholder agreement among the Company, Blue Chip Capital Fund Limited Partnership ("Blue Chip"), and Messrs. Patsy and Lombardo, executed in connection with Blue Chip's purchase of its equity interest in the Company, the Company is obligated to nominate for election, as a director, a person designated by Blue Chip as long as Blue Chip beneficially owns at least 8% of the outstanding Common Stock. Blue Chip currently owns 8.36% of the outstanding Common Stock. Blue Chip has designated
Z. David Patterson as its nominee.

                            OTHER SECURITIES FILINGS

     The information contained in this Proxy Statement under the heading "Compensation Committee Report" and "Stock Performance Graph" are not, and should not be deemed to be, incorporated by reference into any filings of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 that purport to incorporate by reference other Securities and Exchange Commission filings made by the Company, in whole or in part, including this Proxy Statement.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and directors and persons who own more than 10% of Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received, the Company believes that with respect to the fiscal year ended January 31, 2001, all the Reporting Persons complied with all applicable filing requirements.

                              INDEPENDENT AUDITORS

     Ernst & Young LLP served as the independent auditors of the Company for the fiscal year ended January 31, 2002. At its meeting scheduled to follow the Annual Meeting, the Board expects to select Ernst & Young LLP as the Company's independent auditors for the fiscal year ending January 31, 2003. Representatives of Ernst & Young LLP will be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

     The following table sets forth the aggregate fees to be billed to the Company for the fiscal year ended January 31, 2002 for audit and other services by the Company's accounting firm, Ernst & Young LLP.

Audit Fees................................................  $ 74,750
Financial Information Systems Design and Implementation...        --
All Other Fees............................................  $ 26,160
                                                            --------
Total Fees................................................  $100,910
                                                            ========

     The category of "All Other Fees" includes fees for tax consulting and compliance and other non-audit services. The Company has engaged Ernst & Young LLP to provide only tax consulting and compliance services in addition to the audit of the financial statements. The Company's Audit Committee has considered whether the provision of the tax services included in the category of "All Other Fees" is compatible with maintaining the independence of Ernst & Young LLP.

                                 OTHER BUSINESS

     The Board does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting. No stockholder has informed the Company of any intention to propose any other matter to be acted upon at the Annual Meeting. Accordingly, the persons named in the accompanying proxy are allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in this proxy statement. As to any business that may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

                           ANNUAL REPORT ON FORM 10-K

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 31, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE MAILED WITHOUT CHARGE TO STOCKHOLDERS UPON WRITTEN REQUEST. REQUESTS SHOULD BE ADDRESSED TO INVESTOR RELATIONS, LANVISION SYSTEMS, INC., 5481 CREEK ROAD, CINCINNATI, OHIO 45242-4001. THE FORM 10-K INCLUDES CERTAIN EXHIBITS. COPIES OF THE EXHIBITS WILL BE PROVIDED ONLY UPON RECEIPT OF PAYMENT COVERING THE COMPANY'S REASONABLE EXPENSES FOR SUCH COPIES. THE FORM 10-K AND EXHIBITS MAY ALSO BE OBTAINED FROM THE COMPANY'S WEB SITE, HTTP://WWW.LANVISION.COM, ON THE "FINANCIAL" PAGE VIA "SEC EDGAR'S INFO ON LANVISION" OR DIRECTLY FROM THE SECURITIES AND EXCHANGE COMMISSION WEB SITE, HTTP://WWW.SEC.GOV/CGI-BIN/SRCH-EDGAR.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Stockholder proposals intended for inclusion in the Company's proxy statement and form of proxy relating to the Company's 2003 annual meeting of stockholders must be received by the Company not later than December 26, 2002. Such proposals should be sent to the Corporate Secretary, LanVision Systems, Inc., 5481 Creek Road, Cincinnati, Ohio 45242-4001. The inclusion of any proposal will be subject to applicable rules of the Securities and Exchange Commission, including Rule 14a-8 of the Securities and Exchange Act of 1934. Any stockholder who intends to propose any other matter to be acted upon at the 2003 annual meeting of Stockholders must inform the Company no later than March 10, 2003. If notice is not provided by that date, the persons named in the Company's proxy for the 2003 annual meeting will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the proxy statement for the 2003 annual meeting.

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.

                                          By Order of the Board of Directors,

                                          J. Brian Patsy
                                          President and Chief Executive Officer
Cincinnati, Ohio
April 12, 2002

LANVISION SYSTEMS, INC.
5481 CREEK ROAD                            THIS PROXY IS SOLICITED ON BEHALF OF
CINCINNATI, OHIO 45242-4001               THE BOARD OF DIRECTORS OF THE COMPANY

                                      PROXY

     The undersigned hereby appoints J. Brian Patsy and Eric S. Lombardo and each of them, attorneys-in-fact and proxies, with full power of substitution, to vote as designated below all shares of the Common Stock of LanVision Systems, Inc. that the undersigned would be entitled to vote if personally present at the annual meeting of stockholders to be held on May 29, 2002, at 9:30 a.m., and at any adjournment thereof.

1. ELECTION OF DIRECTORS: J. BRIAN PATSY, RICHARD C. LEVY, M.D., ERIC S. LOMBARDO, Z. DAVID PATTERSON, AND GEORGE E. CASTRUCCI.

     [ ] FOR all nominees listed above            [ ] WITHHOLD AUTHORITY to
         (except as marked below)                     vote for all nominees

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line below.)

     --------------------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

                            (continued on other side)




     The undersigned acknowledges having received from LanVision Systems, Inc., prior to the execution of this Proxy, a Notice of Annual Meeting, a Proxy Statement, and an Annual Report.

     Please sign exactly as your name appears below. When shares are held as joint tenants, each holder should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                         Dated:                           , 2002
                                                --------------------------

 [STOCKHOLDER NAME AND ADDRESS]          [STOCKHOLDER NAME AND NUMBER OF SHARES]



                                         ---------------------------------------
                                                        (Signature)


                                         ---------------------------------------
                                                 (Signature if held jointly)

                                         Please mark, sign, date, and return the
                                         Proxy promptly using the enclosed
                                         envelope.

                                                       REVOCABLE PROXY